UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

Fortress Credit Realty Income Trust
(Exact name of registrant as specified in its charter)

Maryland	000-56685	99-3367363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Existing GS Repurchase Facilities Amendments

On November 20, 2025, (i) a subsidiary of Fortress Credit Realty Income Trust (the “Company”), FCR GS Seller I LLC, as seller, and Goldman Sachs Bank USA (“Goldman Sachs”) as purchaser, entered into a third amendment to the Master Repurchase Agreement, dated August 16, 2024, and amended on December 18, 2024 and May 6, 2025 (together with the related transaction documents, the “Third Amended GS Seller I Repurchase Agreement”), (ii) a subsidiary of the Company, FCR DC GS Seller III LLC, as seller, and Goldman Sachs, as purchaser, entered into a third amendment to the Master Repurchase Agreement, dated October 11, 2024, and amended on December 18, 2024 and May 6, 2025 (together with the related transaction documents, the “Third Amended GS Seller III Repurchase Agreement”) and (iii) a subsidiary of the Company, FCR Key GS Seller II LLC, as seller, and Goldman Sachs, as purchaser entered into a second amendment to the Master Repurchase Agreement, dated December 18, 2024, and amended on May 6, 2025 (together with the related transaction documents, the “Second Amended GS Seller II Repurchase Agreement” and, together with the Third Amended GS Seller I Repurchase Agreement and Third Amended GS Seller III Repurchase Agreement, the “Amended Existing GS Repurchase Agreements”). Pursuant to the Amended Existing GS Repurchase Agreements, the financing available in connection with the acquisition and/or origination by the Company of certain loans, as more particularly described in the Amended Existing GS Repurchase Agreements, was increased to an aggregate amount not to exceed $1 billion.

In connection with the Amended Existing GS Repurchase Agreements, on November 20, 2025, the Company entered into a second amendment to guaranty with respect to each of the Third Amended GS Seller I Repurchase Agreement, the Third Amended GS Seller III Repurchase Agreement and the Second Amended GS Seller II Repurchase Agreement, each dated as of the date of the applicable Amended Existing GS Repurchase Agreement (collectively, the “Amended Existing GS Guaranties”). Pursuant to the Amended Existing GS Guaranties, certain financial covenants were amended to reflect the Company’s current status, including to require (i) Tangible Net Worth (as defined in the Amended Existing GS Guaranties) of not less than $750,000,000; provided, that, from and after the date on which the Company has closed not less than $1,500,000,000 of capital commitments, the Company will be required to maintain a Tangible Net Worth not less than $1,000,000,000 and (ii) Liquidity (as defined in the Amended Existing GS Guaranties) of not below the greater of (A) $10,000,000 and (B) ten percent of the sum of purchase price of certain purchased assets, with respect to clause (B) not to exceed $45,000,000 as of such date.

New GS Repurchase Facility

On November 21, 2025, a subsidiary of the Company, FCR NS Seller I LLC, as seller (the “NS Seller I”), and Goldman Sachs, as buyer and as repo agent, entered into a Master Repurchase Agreement (together with the related transaction documents, the “NS Seller I Repurchase Agreement”). The NS Seller I Repurchase Agreement provides financing of up to an aggregate of $200,000,000 million in connection with the acquisition by the Company or an affiliate of the Company of certain loans as more particularly described in the NS Seller I Repurchase Agreement. Subject to the terms and conditions thereof, the NS Seller I Repurchase Agreement provides for the purchase, sale and repurchase of mortgage loans secured by residential, multi-family or commercial property satisfying certain conditions set forth in the NS Seller I Repurchase Agreement (collectively, the “New GS Repurchase Facility”).

Advances under the NS Seller I Repurchase Agreement accrue interest at a per annum rate equal to Term SOFR for a one-month period plus a margin as agreed upon by Goldman Sachs and the NS Seller I for each transaction. The termination date of the NS Seller I Repurchase Agreement is November 21, 2027, as such date may be extended with availability for new transactions pursuant to a one-year extension option, subject to satisfaction of certain customary conditions in accordance with the NS Seller I Repurchase Agreement.

In connection with the NS Seller I Repurchase Agreement, the Company provided guaranties (the “NS Guaranty I”), under which the Company (i) guarantees losses associated with customary non-recourse carve-outs with respect to the Company and the NS Seller I and (ii) agrees to satisfy certain financial covenants including minimum net worth, liquidity and interest coverage and maximum leverage. The NS Guaranty I may become fully recourse to the Company up to the entire amount needed for the NS Seller I to repurchase the loans and interests in such loans comprising the New GS Repurchase Facility if the NS Seller I or the Company become the subject of a voluntary or involuntary proceeding under any bankruptcy, insolvency or similar law. The Company is also liable under the NS Guaranty I for costs, expenses, damages and losses actually incurred by Goldman Sachs resulting from customary “bad boy” events pertaining to the Company and/or the NS Seller I as described in the NS Guaranty I.

The Amended Existing GS Repurchase Agreements, the Amended Existing GS Guaranties, the NS Seller I Repurchase Agreement and the NS Guaranty I contain various restrictions and covenants that are customary for similar agreements. The foregoing description is only a summary of the material provisions of the Amended Existing GS Repurchase Agreements, the Amended Existing GS Guaranties, the NS Seller I Repurchase Agreement and the NS Guaranty I and is qualified in its entirety by reference to the full text of the Amended Existing GS Repurchase Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K (this “Current Report”), the Amended Existing GS Guaranties, which are filed as Exhibits 10.4, 10.5 and 10.6 to this Current Report, the NS Seller I Repurchase Agreement, which is filed as Exhibit 10.7 to this Current Report and the NS Guaranty I, which is filed as Exhibit 10.8 to this Current Report, and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Third Amendment to Master Repurchase Agreement, dated November 20, 2025, by and between FCR GS Seller I LLC, as seller, and Goldman Sachs Bank USA, as purchaser

10.2	Third Amendment to Master Repurchase Agreement, dated November 20, 2025, by and between FCR DC GS Seller III LLC, as seller, and Goldman Sachs Bank USA, as purchaser

10.3	Second Amendment to Master Repurchase Agreement, dated November 20, 2025, by and between FCR Key GS Seller II LLC, as seller, and Goldman Sachs Bank USA, as purchaser

10.4	Second Amendment to Guaranty, dated November 20, 2025, made by Fortress Credit Realty Income Trust, as guarantor, for the benefit of Goldman Sachs Bank USA*

10.5	Second Amendment to Guaranty, dated November 20, 2025, made by Fortress Credit Realty Income Trust, as guarantor, for the benefit of Goldman Sachs Bank USA*

10.6	Second Amendment to Guaranty, dated November 20, 2025, made by Fortress Credit Realty Income Trust, as guarantor, for the benefit of Goldman Sachs Bank USA*

10.7	Master Repurchase Agreement, dated November 21, 2025, 2025, by and between FCR NS Seller I LLC, as seller, and Goldman Sachs Bank USA, as buyer and as repo agent

10.8	Guaranty, dated November 21, 2025, 2025, made by Fortress Credit Realty Income Trust, as guarantor, for the benefit of Goldman Sachs Bank USA

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2025

Fortress Credit Realty Income Trust

	By:	/s/ Avraham Dreyfuss
	Name:	Avraham Dreyfuss
	Title:	Chief Financial Officer